SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 1999


                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      333-65215               43-1758633
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


4435 Main Street, Suite 500, Kansas City, Missouri                   64111
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (816) 932-4960


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99    Additional Computational Materials  Relating  to  Block   Mortgage
              Finance Asset Backed Certificates, Series 1999-2.







                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BLOCK MORTGAGE FINANCE, INC., as
                                            Registrant

Date: October 21, 1999                      By: /s/ Bret G. Wilson
                                                ____________________________
                                                Bret G. Wilson, President